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EXHIBIT 4.9

COMMON STOCK	COMMON STOCK
NUMBER NYD	SHARES

OCCIDENTAL PRETROLEUM CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFIES THAT	COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS AND STATEMENTS
CUSIP 674599 10 5

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.20, OF

Occidental Petroleum Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  12-28-00
        ABN SECOL

/s/ D P de Brier EXECUTIVE VICE PRESIDENT AND SECRETARY	[SEAL]	/s/ R R Irani CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Countersigned and Registered: MELLON INVESTOR SERVICES LLC Transfer Agent and Registrar
By /s/ ABN
Authorized Signature
THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK, RIDGEFIELD PARK OR TORONTO CANADA

OCCIDENTAL PETROLEUM CORPORATION

        The Corporation will furnish to any stockholder upon request and without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	........................	Custodian	........................
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as		Act....................................................................................
		tenants in common		(State)
			UNIF TRF MIN ACT—	........................	Custodian (until age	........................)
				(Cust)		(Minor)
under Uniform Transfers to Minors
Act....................................................................................
(State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

X

X

	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR, INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  EXHIBIT 4.9